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                                  THE UBS FUNDS

                Supplement to Statement of Additional Information
                             dated October 28, 2004


                                                               December 16, 2004


Dear Investor,

The purpose of this supplement to the Statement of Additional Information ("SAI") is to add the following information to the Principal Underwriting Arrangements Section.

PRINCIPAL UNDERWRITING ARRANGEMENTS
UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to UBS Global AM's internal policies and procedures. UBS Global AM provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM's internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM's headquarters or other appropriate locations and may include reimbursement of travel expenses (I.E., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM's internal policies and procedures, UBS Global AM may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM's promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM and may be paid by UBS Global AM for providing sub-transfer agency and other services. Such expenses paid by UBS Global AM are included in the annual operating expenses set forth in the funds' prospectuses.


                                                                 Item No. ZS-265